united states
securities and exchange commission
washington, d.c. 20549

form N-CSR

certified shareholder report of registered management
investment companies

Investment Company Act file number                       811-06445

The Herzfeld Caribbean Basin Fund, Inc.

(Exact name of registrant as specified in charter)

119 Washington Ave, Suite 504, Miami Beach, FL 33139

(Address of principal executive offices) (Zip code)

Erik M. Herzfeld

119 Washington Ave. Suite 504, Miami Beach, FL 33139

(Name and address of agent for service)

With Copies to:

Joseph V. Del Raso, Esq.

Troutman Pepper Locke LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

Registrant's telephone number, including area code:                   305-777-1660

Date of fiscal year end: June 30

Date of reporting period: July 1, 2024 – December 31, 2024

Item 1. Reports to Stockholders.

(a)

The Herzfeld Caribbean Basin Fund, Inc.

Semi-Annual Report
December 31, 2024

The Herzfeld Caribbean
Basin Fund, Inc.

119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 777-1660

Investment Advisor

HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
119 Washington Avenue, Suite 504
Miami Beach, FL 33139
(305) 777-1660

Administrator, Transfer Agent
and Fund Accountant

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Sub-Transfer Agent

Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Custodian

Fifth Third Bank N.A.
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

Counsel

Troutman Pepper Locke LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

The Herzfeld Caribbean Basin Fund, Inc.’s investment objective is long-term capital appreciation. To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the former Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States, Guyana and Venezuela (“Caribbean Basin Countries”). The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in Caribbean Basin Countries.

Listed NASDAQ Capital Market
Symbol: CUBA

Letter to Stockholders (unaudited)

Dear Fellow Stockholders,

This communication to you is perhaps the most important since we launched the Fund in 1994. During the more than thirty years since that launch, we have managed the Fund with the goal of providing investors with risk adjusted returns from the Caribbean Basin while we waited for the opportunity to invest in Cuba following an anticipated opening of U.S. trading relations with Cuba. Over that long period, the Fund has generally traded up and down with news related to the political situation in Washington and Havana, at times without much correlation to the Fund’s actual Net Asset Value.

Over the past several years, however, our NAV performance has been over-shadowed by a discount, which remains persistently wide to this day. Our Board and the Fund’s investment manager, Thomas J. Herzfeld Advisors, Inc. (“Herzfeld Advisors”), implemented several policies designed to narrow the discount, including tender offers, 15% distributions annually, and a voluntary waiver of advisory fees.

In 2023, we conducted a dilutive rights offering based upon our belief that the Biden State Department was likely to relax certain trade policies toward Cuba. Despite the Biden State Department’s attempts to begin the re-establishment of trade relations with Cuba, the Cuban Government rejected that olive branch. Donald Trump was then elected to a second term as President of the United States in 2024 and nominated Senator Marco Rubio to serve as U.S. Secretary of State. As both a private citizen and as Senator for the State of Florida, Mr. Rubio has consistently advocated against any thawing of U.S./Cuba trade relations.

As we sit here today, we are, for the first time in the Fund’s history, unconvinced that the central thesis of the Fund – the opening of investment opportunities in Cuba – will occur within any foreseeable future. That leaves us at a crossroads.

In Q4 of 2024, the Board challenged Herzfeld Advisors to use its expertise to present options for Board consideration with the primary goal of determining a strategy to narrow the discount significantly and enhance value to all shareholders of the Fund. In the weeks leading up to the Board’s most recent meeting on February 27, 2025, the Fund’s Chairman Emeritus, Thomas Herzfeld, who retired from the Board effective December 31, 2024, together with new Board Chairperson, Cecilia Gondor, and the entire membership of the

Thomas J. Herzfeld
Chairman and
Portfolio Manager1

[1]	Mr. Thomas J. Herzfeld retired as Chairman of the Board and Portfolio Manager effective as of December 31, 2024.

Letter to Stockholders (unaudited) (continued)

Erik M. Herzfeld
President and
Portfolio Manager

Board has been meeting regularly to evaluate several strategic options presented by Herzfeld Advisors. Those options included, among other strategies, liquidating the Fund, implementing larger and frequent tender offers, and modifying the Fund’s investment strategy.

It is important to recognize that for more than 40 years, under the leadership of Mr. Thomas Herzfeld, Herzfeld Advisors has been a leader and expert in the closed end fund industry. Still led by Mr. Herzfeld, the firm has advised many closed-end fund management teams on strategies for improving performance of their closed end funds. The firm considers itself a “steward” in the industry and has consistently been a vocal contributor to the principles of responsible closed-end fund management and investment. Today Herzfeld Advisors manages approximately $950 million of assets across a number of investment strategies including investing in other closed-end funds. Notably, the core of the firm’s investment advisory business is formed by strategies that invest in the credit markets including private and public credit and equity, municipal bonds, CLOs, and other strategies. The Firm has been a consistent top Morningstar manager, having earned recognition as a 5 Star performer in multiple categories for 40 consecutive quarters.1

Change in Investment Strategy

After much collaboration with Herzfeld Advisors, and due consideration, based upon the totality of information provided, and the discussions at several meetings, the Board determined that it would be in the best interests of the Fund’s shareholders to set aside the Fund’s current investment strategy and redirect the Fund to focus on a “CLO Equity Strategy”. With this change, the Fund’s primary investment objective will change to a total return strategy with a secondary objective of returning high current income to shareholders. The Fund will focus on investing in equity and junior debt tranches of collateralized loan obligations, or “CLOs”. CLOs are portfolios of collateralized loans consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors.

This step has not been taken lightly. Not only has the Herzfeld name has been synonymous with potential Cuba investment for these many years, but we also realize that many of our long-term shareholders have been willing to remain committed to the Fund “for as long as it takes”. In presenting its plan to redirect the Fund’s strategy, Herzfeld Advisors has taken into consideration the possibility that unforeseeable geo-political events could occur

[1]

Herzfeld Advisors has received certain nominations or awards by third-parties as reflected herein. Investors should review the criteria for each nomination or award as reflected on the third-party’s webpage. In addition, the nominations and awards reflect past performance of the nominee or award designee and may not reflect the current performance or status of any such firm or individual and may no longer be applicable. Morningstar award content presented with permission and licensing fee. Contact us for more information on how the ratings are apportioned and for full disclosures regarding third party news and awards.

Letter to Stockholders (unaudited) (continued)

and reignite the opportunity to invest in Cuba (see discussion below).

However, we firmly believe now is the time to set aside Cuba and take steps to seek to materially narrow the discount and enhance value to Fund shareholders.

The Board unanimously approved the proposed changes to the Fund’s investment strategy and will recommend that the Fund’s shareholders approve the changes. The Board also approved changes to the Fund’s name to “Herzfeld Credit Income Fund, Inc.” (or similar name to be determined) and NASDAQ ticker symbol, and that certain fundamental policies be modified or eliminated.

Note that we believe that a complete liquidation of the Fund is not in the best interest of shareholders, as we strongly believe that the Fund could trade at premiums under the new investment strategy, similar to the share prices of certain other CLO equity funds in the market today. Shareholders who elect to stay in the Fund could have a potential opportunity to sell at prices above NAV liquidation prices. Providing this optionality for shareholders is something that the Board believes has the best potential to maximize opportunities for shareholders.

Continuation of Managed Distribution Policy

Note that the Board has kept in place the current Managed Distribution Policy (“MDP”) through June 30, 2025, which is designed to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution. The MDP sets distributions at an annual rate of 15% of the Fund’s NAV payable quarterly, semi-annually or annually to be reviewed by the Board each quarter. The MDP also includes a Self-Tender Policy, under which the Fund will commence a tender offer by October 31 each year for up to 5% of outstanding shares of the Fund at 97.5% of NAV, if the average discount is greater than 10% for the then ended fiscal year. The determination of the percentage of shares to be repurchased under any Tender Offer will be made after the conclusion of the Fund’s fiscal year. In addition, Herzfeld Advisors has continued to waive portions of its management fees. The MDP will remain in effect until June 30, 2025 at which point the Board will evaluate whether to extend the MDP for an additional time period.

Change to Advisory Fees

The Board also authorized amendments to the Fund’s investment management agreement with Herzfeld Advisors in connection with the new strategy, subject to shareholder approval. These include a change to the fee structure consistent with fee structures of existing registered closed-end funds engaged in CLO strategies. The proposed amended management fee comprises a management fee of 1.25% based upon assets under management and an incentive fee based upon the income earned by the Fund of 10%, subject to a hurdle rate of 9%. Currently, the investment management agreement between the Fund and Herzfeld Advisors sets the management fee at 1.45% of assets under

Ryan M. Paylor
Portfolio Manager

Letter to Stockholders (unaudited) (continued)

management and has no incentive fee component.2 The new fee structure may result in higher or lower management fees than the current the Fund’s current fee structure because the asset based fee portion is lower than the current contractual fee and payment of any incentive fees are conditioned on the performance of the Fund. .

The Fund intends to hold a special meeting of shareholders as soon as practicable to obtain shareholder approval as required by the Investment Company Act of 1940, as amended (the “1940 Act”), which requires any change to a fundamental policy to be approved by “a majority of the outstanding voting securities” of the Fund (as defined under the 1940 Act), and to obtain shareholders’ of the amended and restated investment management agreement.

Cuba Opportunities

It is imperative to us that our long-term shareholders understand that we have not given up on the opportunities that we believe ultimately will exist in Cuba and for investment in the region. While we think the strategy change for the Fund is in the overall best interests of the Fund’s shareholders at this time, Herzfeld Advisors continues to look forward to the day when the U.S. and Cuban governments move beyond the current stalemate. The Advisor has reserved rights to use the CUBA ticker on NASDAQ and, should circumstances warrant, will seek to explore future investment in Cuba when that day comes. Until then, however, Herzfeld Advisors and the Board believe that better use of the Fund’s closed-end fund structure is in the new CLO strategy.

The information presented herein is still preliminary and subject to change. Additional information about the changes to the strategy will be provided in a proxy statement (the “Proxy Statement”) that the Fund will provide in connection with its special shareholder meeting.

The Herzfeld Caribbean Fund Performance

We are pleased to present in the remainder of this Shareholder Letter the Fund’s Semi-Annual Report for the six-month period ended December 31, 2024. On that date, the net asset value (“NAV”) of the Fund was $3.07 per share, an increase of 6.53% over the six months then ended, adjusted for distributions. The Fund’s share price closed the period at $2.335 per share, an increase of 9.26% over the same semi-annual time period, adjusted for distributions. For calendar year 2024, the Fund’s net asset value per share and price increased 2.61% and 2.79%, respectively, in each case adjusted for distributions. During the six-month period, the discount to NAV widened from -22.86% to -23.94%.

The Fund currently seeks long-term capital appreciation through investment in companies that we believe are poised to benefit from economic, political, structural, and technological developments in the Caribbean Basin. Part of the investment strategy focuses on companies in the region that we believe would benefit from the resumption of U.S. trade

[2]

Under an agreement offered by Herzfeld Advisors as part of a discount narrowing strategy, the management fee has been voluntarily waived to (i) 1.35% of the Fund’s assets up to and including $30 million and (ii) 1.25% of the Fund’s assets in excess of $30 million, until June 30, 2025.

Letter to Stockholders (unaudited) (continued)

with Cuba. Since it has been impossible to predict when the U.S. embargo will be lifted, we have concentrated on investments that we believe can do well even if there is no political or economic change with respect to Cuba.

Caribbean Basin Update

Growth in the Caribbean Basin economies continue to show strength as a whole but varies wildly on a country and industry basis. While tourism-dependent countries have reached or exceeded pre-pandemic levels we have seen their growth moderate. Commodity-dependent countries in the region continue on higher growth trajectories. The IMF reported year-over-year real GDP growth of 2.8% for tourism-dependent countries and 16.5% for commodity-dependent countries in the region as of the end of September 2024.

Puerto Rico has struggled as of late with large scale blackouts across the island. The island has seen an increase in chronic power outages since Hurricane Maria in 2017. The power outages have become more frequent over the last few months as aging infrastructure has not been properly maintained. The patchwork fixes following Hurricane Maria have not been able to keep up with the island’s energy demands, which is one of the factors resulting in the continued population decline. Until the electrical infrastructure is updated with funds from FEMA and other sources of funding, growth in Puerto Rico will be difficult.

Cuba is dealing with similar electrical issues along with food shortages and a mass exodus of the country’s population. Overtures to the country by the Biden Administration over the last few years appear poised to be rescinded under the Trump Administration which appointed Cuba hardliner Marco Rubio as Secretary of State. Even before the change in administration, the Cuban government rejected some of those Biden-era policies we detailed in the previous shareholder letter, showing Cuba’s reticence to collaborate with the U.S. With the new policies outlined by the incoming administration taking shape, we foresee a similar scenario to the first Trump administration unfolding where harsher restrictions are placed on the island nation and the potential for improving relations with Cuba to be non-existent under Cuban President Miguel Díaz-Canel.

Guyana continues to be the growth leader in the region as oil production has swelled from 15,000 barrels per day in 2019 to 660,000 in 2024. The country plans to increase production to 1.3 million barrels per day by 2027 thereby doubling 2024 production in three years. Capital continues to flow to the island as the modern day black gold rush does not show any signs of slowing.

Portfolio

The largest gainer for the six-month period was Playa Hotels & Resorts (PLYA), which gained 50.77%. Hyatt Hotels Corporation disclosed an exclusive agreement with Playa under which Playa agreed to negotiate exclusively with Hyatt regarding potential strategic alternatives. These may include the acquisition of Playa by Hyatt. This sent the stock soaring in December 2024 as the market priced in a potential acquisition of the company.

Letter to Stockholders (unaudited) (continued)

We have since exited the position as we believe the remaining potential upside to the price is limited.

Cruise lines and cruise line-related companies rounded out the remaining top performers as Royal Caribbean Cruises Ltd. (RCL), Norwegian Cruise Line Holdings ltd. (NCLH), Carnival Corporation (CCL), and OneSpaWorld Holdings Limited (OSW) gained 45.37%, 36.93%, 33.12%, and 30.09% respectively. The companies continue to benefit from the record revenues from cruising, higher margins on their private islands, new ship launches, and refinancing of expensive pandemic era debt. It is our view that the cruise line industry and those benefitting from it, such as OSW, are still undervalued despite recent gains as revenue growth remains intact while price to earnings ratios remain well below market averages. RCL was the first to reinstate its dividend in the second half of 2024 after discontinuing distributions in 2020. The free cash flow positive cruise lines are poised for buy backs and more distributions in 2025 and beyond.

The largest detractor over the period was Grupo Elektra SAB de CV (ELEKTRA*) which declined 71.12%. Controlling shareholder, Ricardo Salinas, is embroiled in litigation with Astor Asset Management which resulted in the halting of Elektra stock. Astor claims Salinas defaulted on a $110 million loan pledged with Elektra shares while Salinas has alleged fraud by Astor. The long halt in the stock resulted in Elektra being removed from the S&P/BMV IPC index along with other S&P/BMW indices resulting in forced selling of the stock once the halt was removed. In December 2024, shareholders approved a proposal by Salinas to take the company private following the plunge in the stock price and removal from indices. Mexican security law states Salinas will have to offer the higher of book value (which is currently $419 pesos per share) or the average price of the past 30 days of trading. The stock closed the 2024 calendar year at a stock price of $348.17 pesos; the minimum take private price of $419 pesos required by Mexican securities law represents a 20% gain..

Another Mexican company, Grupo Rotoplas SAB de CV (AGUA*) also struggled declining 48.57%. The Mexican stock market had grappled with the landslide sweep by leftist politicians in the June 2024 elections and saw further declines following the U.S. presidential election of Donald Trump. President Trump’s planned tariffs on Mexico would be detrimental to the Mexican economy, for which the U.S. is the largest trade partner. Grupo Rotoplas had seen sequential revenue declines since they peaked in the third quarter of 2022. The company has guided revenue increases in 2025 but the threat of tariffs by the U.S. has increased uncertainty whether those targets can be met.

Becle SAB de CV (CUERVO*) was another detractor to the portfolio, declining 36.87%. The Mexican spirits company suffered from the same political headwinds as AGUA*. More than half of the company’s exports are to the U.S. which are in the crosshairs of potential tariffs. We believe this was the main reason for the recent decline in the stock. Tequila sales make up nearly 80% of revenues. CUERVO* is unable to produce tequila outside the Jalisco region, so production in the U.S. to avoid tariffs is not an option. Since the U.S. election, we have been selling holdings in Mexican companies that we believe would struggle under the potential U.S. tariff regime.

Letter to Stockholders (unaudited) (continued)

Outlook

The outlook for the region is decidedly negative following the beginning of implementation of isolationist policies from Washington, D.C.. We view these policies as a headwind for foreign companies despite the current free trade agreements in place. With the U.S. plans to increase tariffs on the region, increase restrictions on immigration, and implement large scale deportations, the economies of Mexico, the Caribbean, and Central American countries will be negatively impacted in our view. Additionally, any hope for improving relations with Cuba that were restarted under the Biden administration appear lost. We have been reallocating the portfolio to more U.S.-centric companies in the Caribbean Basin. We have also increased our cash allocation to take advantage of the current market volatility.

Largest Allocations

The following tables present our largest investment and geographic allocations1 as of December 31, 2024.

Geographic Allocation	% of Net Assets	Largest Portfolio Positions	% of Net Assets

United States of America	32.17%	Norwegian Cruise Line Holdings Ltd.	11.35%
Panama	13.23%	MasTec, Inc.	9.83%
Mexico	12.78%	Royal Caribbean Group	8.44%
Puerto Rico	12.59%	Carnival Corporation	5.30%
Bermuda	11.35%	Playa Hotels & Resorts N.V.	5.29%
Netherlands	9.98%
Liberia	8.44%	Banco Latinoamericano de Comercio Exterior, S.A	5.16%
Bahamas	4.12%	SBM Offshore N.V.	4.69%
Cayman Islands	2.28%	Evermore Bank	4.22%
Money Market	0.26%	New Fortress Energy, Inc.	4.18%
Cuba	0.00%	OneSpaWorld Holdings Ltd.	4.12%
Liabilities in excess of other assets	-7.20%
	100.00%

Managed Distribution in Cash

On December 20, 2024, under the Fund’s managed distribution policy (the “Policy”), we announced a quarterly distribution in the amount of $0.2325 per share for common stockholders to be paid January 13, 2025. The distribution was paid in all cash. The primary purpose of the Policy is to provide stockholders with a constant, but not guaranteed, fixed minimum rate of distribution (currently set at the annual rate of 15% of the Fund’s net asset value as determined on June 30, 2024). The Board of Directors of the Fund recently amended the Policy to maintain the 15% annual rate of distribution, payable quarterly, semi-annually,

[1]	Geographic allocation is determined by the issuer’s legal domicile.

Letter to Stockholders (unaudited) (continued)

or annually, to be reviewed by the Board each quarter. The purpose of the modification is to allow the Fund to maintain its 15% annual distribution of NAV, but provide flexibility in determining the timing of those distributions in order to account for required year-end regulatory distributions of capital gains necessary to maintain the Fund’s pass through status. The Fund cannot predict what effect, if any, the Policy will have on the market price of its shares or whether such market price will reflect a greater or lesser discount to net asset value as compared to prior to the adoption of the Policy.

Tender Offer

On November 21, 2024, the Fund announced the final results of its cash tender offer to purchase up to 5% of its outstanding common shares at 97.5% of the Fund’s NAV as of the close of ordinary trading on the NASDAQ on November 15, 2024, the expiration date (the “Tender Offer”). The Tender Offer was over-subscribed and the total number of shares properly tendered was 11,685,770. Pursuant to the terms of the Tender Offer, the Fund purchased 7.08052% of shares properly tendered, or 827,416 shares, at a purchase price of $3.2273, which decreased the total number of outstanding shares of common stock to 15,720,897.

Thomas J. Herzfeld Chairman of the Board and Portfolio Manager	Erik M. Herzfeld President and Portfolio Manager	Ryan M. Paylor Portfolio Manager

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The commentary is intended to assist stockholders in understanding our performance during the six months ended December 31, 2024. The views and opinions in this letter were current as of February 28, 2025. Statements other than those of historical facts included herein may constitute forward-looking statements regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including statements relating to management’s beliefs that the cash and stock distribution will allow the Fund to strengthen its balance sheet and to be in a position to capitalize on potential future investment opportunities, when there can be no assurance either will occur, and other factors may contain forward looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to the Fund’s future financial or business performance, strategies or expectations. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. We undertake no duty to update any forward-looking statement made herein. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable. Portfolio composition is subject to change.

Letter to Stockholders (unaudited) (continued)

Additional Information about the Strategy Changes

This letter is not intended to, and does not solicit a proxy from any shareholder of the Fund. The solicitation of proxies to effect the proposed changes will only be made by a definitive Proxy Statement.

This letter references a Proxy Statement, to be filed by the Fund. The Proxy Statement has yet to be filed with the Securities and Exchange Commission (the “SEC”). After the Proxy Statement is filed with the SEC, it may be amended or withdrawn. The Fund and its directors, officers and employees, and Herzfeld Advisors, and its shareholders, officers and employees and other persons may be deemed to be participants in the solicitation of proxies with respect to the proposed fundamental policy changes and the proposed approval of the investment advisory agreement. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of the Fund’s directors, officers and employees, and Herzfeld Advisors and its shareholders, officers and employees and other persons by reading the Proxy Statement when it is filed with the SEC. INVESTORS AND SECURITY HOLDERS OF THE FUND ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CHANGES. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY. THE PROXY STATEMENT WILL CONTAIN INFORMATION WITH RESPECT TO THE INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES OF THE FUND. The Proxy Statement will not constitute an offer to buy or sell securities, in any state where such offer or sale is not permitted. Security holders may obtain free copies (when it becomes available) of the Proxy Statement and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, free copies (when it becomes available) of the Proxy Statement and other documents filed with the SEC may also be obtained by directing a request to the Fund at (800) 854-3863.

Investment Results (unaudited)

Average Annual Total Returns*
(For the periods ended December 31, 2024)

	Six Months	One Year	Five Year	Ten Year
The Herzfeld Caribbean Basin Fund
Net asset value per share	6.53%	2.61%	-4.51%	-0.39%
Market value per share	9.26%	2.79%	-3.51%	-2.69%

S&P 500® Index**	8.44%	25.02%	14.53%	13.10%
MSCI Emerging Markets ex Asia Index ***	-3.15%	-8.17%	-2.63%	0.34%

Total annual operating expenses, as disclosed in the Herzfeld Caribbean Basin Fund (the “Fund”) N-2 dated May 20, 2024, as amended June 27, 2024, were 3.45% of average daily net assets. During the six months ended December 31, 2024, the Advisor voluntarily waived its management fee by 10 basis points (from 1.45% to 1.35%) in support of the Fund’s initiative to attempt to reduce the stock price discount to net asset value. Effective November 22, 2023, the Advisor has further agreed to voluntarily waive its management fee on the Fund’s net assets in excess of $30 million by an additional ten (10) basis points. Accordingly, the Advisor’s management fee after the voluntary waivers is (i) 1.35% of the Fund’s assets up to and including $30 million and (ii) 1.25% of the Fund’s assets in excess of $30 million. Additional information pertaining to the Fund’s expense ratios as of December 31, 2024 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (305) 777-1660.

*

Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than 1 year are not annualized.

**

The S&P 500® Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

***

The MSCI Emerging Markets ex Asia Index (the “Index”) captures large and mid cap representation across 15 Emerging Markets countries (Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, Mexico, Peru, Poland, Qatar, Saudi Arabia, South Africa, Turkey and United Arab Emirates). With 242 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country excluding Asia. The index is representative of a broader domestic equity market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

Schedule of Investments as of December 31, 2024 (unaudited)

Shares or Principal Amount	Description	Fair Value
Common Stocks — 106.94% of net assets

Airlines — 2.77%
15,250	Copa Holdings, S.A.	$1,340,170.00

Banking and Finance — 21.43%
70,089	Banco Latinoamericano de Comercio Exterior, S.A.	2,493,066.00
170,000	Evermore Bank[1]	2,040,000.00
16,956	Evertec, Inc.	585,491.00
88,690	First BanCorp. (Puerto Rico)	1,648,747.00
43,454	OFG Bancorp	1,838,973.00
18,598	Popular, Inc.	1,749,328.00

Communications — 0.39%
209,144	América Móvil, S.A.B. de C.V.	149,960.00
479,175	Fuego Enterprises, Inc.*[1]	4,792.00
207,033	Grupo Radio Centro S.A.B. de C.V.*	31,775.00

Construction and Related — 18.21%
155,581	Cemex, S.A.B. de C.V. ADR*	877,477.00
20	Ceramica Carabobo Class A ADR*[1]	—
3,640	Martin Marietta Materials, Inc.	1,880,060.00
34,872	MasTec, Inc.*	4,747,474.00
5,019	Vulcan Materials Company	1,291,037.00

Food, Beverages, and Tobacco — 2.57%
438,545	Becle, S.A.B. de C.V.	495,120.00
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	161,269.00
6,859	Fomento Económico Mexicano, S.A.B. de C.V. ADR	586,376.00

Housing — 2.67%
9,450	Lennar Corporation	1,288,697.00

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2024 (unaudited)

Shares or Principal Amount	Description	Fair Value
Investment Companies — 0.05%
70,000	Waterloo Investment Holdings Ltd.*[1]	$24,500.00

Leisure — 34.5%
102,657	Carnival Corporation*	2,558,212.00
213,207	Norwegian Cruse Line Holdings Ltd.*	5,485,816.00
100,000	OneSpaWorld Holdings Ltd.*	1,990,000.00
202,058	Playa Hotels and Resorts N.V.*	2,556,034.00
17,666	Royal Caribbean Cruises Ltd.	4,075,370.00

Machinery — 0.61%
392,076	Grupo Rotoplas S.A.B. de C.V.	296,734.00

Mining — 1.16%
117,872	Grupo México, S.A.B. de C.V. Series B	561,258.00

Oil & Gas Services & Equipment — 4.69%
129,000	SBM Offshore N.V.	2,266,487.00

Real Estate Owners & Developers — 2.25%
42,412	Corporacion Inmobilaria Vesta SAB de CV ADR	1,085,747.00

Retail — 2.51%
39,270	Grupo Elektra, S.A.B. de C.V. Series CPO	659,183.00
210,222	Wal-Mart de México, S.A.B. de C.V. Series V	553,327.00

Transportation Infrastructure — 1.48%
2,775	Grupo Aeroportuario ADR	714,923.00

Trucking and Marine Freight — 0.69%
137	Seaboard Corporation	332,863.00

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2024 (unaudited)

Shares or Principal Amount	Description	Fair Value
Utilities — 10.42%
67,520	Caribbean Utilies Ltd. Class A	$944,672.00
6,092	Consolidated Water Company Ltd.	157,722.00
700	Cuban Electric Company*[1]	—
26,697	NextEra Energy, Inc.	1,913,908.00
133,602	New Fortress Energy, Inc., Class A	2,020,062.00

Other — 0.54%
55,921	Margo Caribe, Inc.*	260,033.00
79	Siderurgica Venezolana Sivensa, S.A. Series B*[1]	—

Total common stocks (cost $34,435,612)		51,666,663

Bonds — 0.00% of net assets
$165,000	Republic of Cuba - 4.5%, 1977 - in default*[1]	—

Total bonds (cost $63,038)		—

Money Market Funds — 0.26% of net assets
125,161	Federated Hermes Government Obligations Fund, Institutional Class, 4.35%[2]	125,161

Total money market funds (cost $125,161)		125,161

Total investments (cost $34,623,811) — 107.20% of net assets		51,791,824

Liabilities in excess of other assets — (7.20)% of net assets		(3,479,911)

Net assets — 100%		$48,311,913

See accompanying notes to the financial statements.

Schedule of Investments as of December 31, 2024 (unaudited)

The investments are concentrated in the following geographic regions3 (as percentages of net assets)(unaudited):

United States of America	32.17%
Panama	13.23%
Mexico	12.78%
Puerto Rico	12.59%
Bermuda	11.35%
Netherlands	9.98%
Liberia	8.44%
Other, individually under 5%**	-0.54%
100.00%

[1]

Securities have been fair valued in good faith, by the Advisor as “valuation designee”, using fair value methodology approved by the Board of Directors. Fair valued securities comprised 4.28% of net assets.

[2]	Rate disclosed is the seven day effective yield as of December 31, 2024.
[3]	Geographic allocation is determined by the issuer’s legal domicile.
*	Non-income producing
**	Amount includes liabilities in excess of other assets of (7.20)%.

See accompanying notes to the financial statements.

Statement of Assets and Liabilities as of December 31, 2024 (unaudited)

ASSETS

Investments in securities, at fair value (cost $34,623,811) (Notes 2 and 3)		$51,791,824
Dividends receivable		33,224
Deferred offering costs (shelf) (Note 7)		70,831
Other assets		204,202

TOTAL ASSETS		52,100,081

LIABILITIES

Distributions payable	$3,655,593
Accrued investment advisor fee (Note 4)	58,268
Accrued administrator fees	5,964
Accrued professional fees	19,985
Accrued trustee fees	37,703
Accrued other expenses	10,655

TOTAL LIABILITIES		3,788,168

NET ASSETS (Equivalent to $3.07 per share based on 15,720,897 shares outstanding)		$48,311,913

Net assets consist of the following:
Common stock, $0.001 par value; 100,000,000 shares authorized; 15,720,897 shares issued and outstanding
Paid-in capital		34,516,525
Accumulated earnings		13,795,388

NET ASSETS		$48,311,913

See accompanying notes to the financial statements.

Statement of Operations For the Six Months Ended December 31, 2024 (unaudited)

INVESTMENT INCOME

Dividends (net of foreign withholding tax of $5,361)		$383,807
Total investment income		383,807

EXPENSES

Investment advisor fees (Note 4)	$377,696
Director fees	67,199
Legal fees	50,410
Compliance and operational support services fees (Note 4)	40,414
Administration fees (Note 4)	38,312
Tender offer fees (Note 7)	28,229
Audit fees	20,417
Listing fees	17,309
Transfer agent fees	16,030
Printing and postage fees	15,546
Insurance fees	14,549
Quarterly distribution fees	10,466
Proxy mailing and filing fees	7,562
Custodian fees	4,112
Other fees	14,668
Total expenses		722,919
Fees voluntarily waived by investment advisor		(37,015)
Net operating expenses		685,904

NET INVESTMENT LOSS		(302,097)

NET REALIZED AND CHANGE IN UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized gain on investments and foreign currency	1,102,086
Change in unrealized appreciation/depreciation on investments and foreign currency	3,033,904

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY		4,135,990

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$3,833,893

See accompanying notes to the financial statements.

Statements of Changes in Net Assets

	Six Months Ended December 31, 2024 (unaudited)	For the Year Ended June 30, 2024
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$(302,097)	$(543,384)
Net realized gain on investments and foreign currency	1,102,086	1,820,929
Change in unrealized appreciation/depreciation on investments and foreign currency	3,033,904	362,656

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,833,893	1,640,201

DISTRIBUTIONS TO STOCKHOLDERS
From earnings	(3,655,104)	(1,896,602)
Return of capital	—	(4,479,318)

TOTAL DISTRIBUTIONS	(3,655,104)	(6,375,920)

CAPITAL TRANSACTIONS
Proceeds from rights offering of 9,000,000 shares of newly issued common stock, respectively (Note 7)	—	20,507,085
Reinvestment of distributions, 734,080 and 1,345,037 shares issued, respectively	1,757,525	3,387,902
Payments for 827,416 and 1,681,477 shares repurchased, respectively	(2,670,320)	(5,688,941)
NET INCREASE (DECREASE) IN NET ASSETS FROM COMMON STOCK TRANSACTIONS	(912,795)	18,206,046

TOTAL INCREASE (DECREASE) IN NET ASSETS	(734,006)	13,470,327

NET ASSETS

Beginning of period	49,045,919	35,575,592

End of period	$48,311,913	$49,045,919

See accompanying notes to the financial statements.

Financial Highlights

	Six Months Ended December 31, 2024	Year Ended June 30
	(Unaudited)	2024	2023	2022	2021	2020
Selected Per Share Data:
Net asset value, beginning of period	$3.10	$4.98	$4.63	$7.06	$4.76	$7.59

Operations:
Net investment loss[1]	(0.02)	(0.05)	(0.06)	(0.14)	(0.13)	(0.10)
Net realized and unrealized gain (loss) on investment	0.26	0.24	1.19	(1.07)	3.04	(1.72)
Total from investment operations	0.24	0.19	1.13	(1.21)	2.91	(1.82)

Less distributions to shareholders from:
Net realized gains	—	(0.12)	(0.10)	(0.23)	—	(0.11)
Return of capital	(0.23)	(0.29)	(0.59)	(0.83)	(0.62)	(0.90)
Total distributions	(0.23)	(0.41)	(0.69)	(1.06)	(0.62)	(1.01)

Anti-dilutive effect due to common stock repurchases	—	0.01	0.01	0.01	0.01	—
Dilutive effect due to dividend reinvestment	(0.04)	(0.07)	(0.10)	(0.17)	—	—
Dilutive effect due to rights offering	—	(1.60)	—	—	—	—
Net asset value, end of period	$3.07	$3.10	$4.98	$4.63	$7.06	$4.76
Per share market value, end of period	$2.34	$2.35	$3.95	$4.01	$6.27	$3.70

Total Investment return based on market value per share[2]	6.53%[3]	(30.60)%	16.24%	(22.50)%	91.31%	(27.37)%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$48,312	$49,046	$35,576	$30,344	$41,147	$29,196
Ratio of expenses to average net assets after waiver	2.63%[4]	3.08%[5]	3.35%	3.47%	3.15%[6]	3.10%
Ratio of expenses to average net assets before waiver	2.77%[4]	3.21%[5]	3.45%	3.57%	3.25%[6]	3.20%
Ratio of net investment loss to average net assets after waiver	(1.16)%[4]	(1.22)%[5]	(1.30)%	(2.17)%	(2.14)%[6]	(1.51)%
Portfolio turnover rate	5%[3]	25%	7%	9%	12%	8%

[1]	Computed by dividing the respective period’s amounts from the Statement of Operations by the average outstanding shares for each period presented.
[2]

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at actual prices pursuant to the Fund’s Dividend Reinvestment Plan.

[3]	Not Annualized.
[4]	Annualized.
[5]	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.15% (Note 7).
[6]	This figure includes expenses incurred as a result of the expiration of the Fund’s shelf registration. The overall impact on the Fund’s ratios is an increase of 0.06% (Note 7).

See accompanying notes to the financial statements.

Notes to Financial Statements (unaudited)

NOTE 1. ORGANIZATION AND RELATED MATTERS

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940, as amended, and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services - Investment Companies”. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol “CUBA.”

The Fund’s investment objective is to obtain long-term capital appreciation. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, “Caribbean Basin Companies”). Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries. This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects the risk of loss to be remote. See Subsequent Events in Note 9.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the Advisor, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the

Notes to Financial Statements (unaudited) (continued)

use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2:

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3:

Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including

Notes to Financial Statements (unaudited) (continued)

periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined, in good faith, by the Advisor, as “valuation designee” under the oversight of the Board of Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)
Common Stocks
USA	$13,474,101	$—	$2,069,292	$15,543,393
Panama	6,391,448	—	—	6,391,448
Mexico	6,173,149	—	—	6,173,149
Puerto Rico	6,082,572	—	—	6,082,572
Bermuda	5,485,816	—	—	5,485,816
Netherlands	4,822,521	—	—	4,822,521
Liberia	4,075,370	—	—	4,075,370
Bahamas	1,990,000	—	—	1,990,000
Cayman Islands	1,102,394	—	—	1,102,394
Bonds
Cuba	—	—	—	—
Money Market Funds	125,161	—	—	125,161
Total Investments in securities	$49,722,532	$—	$2,069,292	$51,791,824

The fair valued securities (Level 3) held in the Fund consisted of Cuban Electric Company, Ceramica Carabobo, Evermore Bank, Fuego Enterprises, Inc., Siderurgica Venezolana Sivensa S.A., Waterloo Investment Holdings Ltd. and Republic of Cuba 4.5% bond.

Notes to Financial Statements (unaudited) (continued)

Quantitative Information Regarding Internally Priced Assets and Liabliities:

The following table presents quantitative information about significant unobservable inputs used in Level 3 fair value measurements that are developed internally by the Fund as of December 31, 2024:

Assets:	Current Period 12/31/24	Valuation Technique	Valuation Input	Input Range/ Used
Waterloo Investment Holdings Limited	$24,500.00	Company Financial Statements	BuyBack Program	0-25%(0%)
		Management Asumptions
Ceramica Carabobo SACA ADR	$—	Management Assumptions	Regulatory Restrictions	90-100%(100%)

Siderurgica Venezolana Sivensa, S.A.	$—	Management Assumptions	Regulatory Restriction	90-100%(100%)

Cuban Electric Company	$—	Management Assumptions	Liquidity Discount	90-100%(100%)

Republic of Cuba 4.5% due 1977	$—	Management Assumptions	Regulatory Restriction	90-100%(100%)

Fuego Enterprises, Inc.	$2,396.00	Management Assumptions	Liquidity Discount	20-40%(20%)

Group Radio Centro SAB de CV	$30,324.00	Management Assumptions	Regulatory Restriction	90-100%(100%)

Evermore Bank	$2,040,000.00	Market Comparables	Price/Book	0.62%-2.0%(2.0%)
			Revenue Growth
			Net Interest Margin
			MCAP/Revenue

Level 3
Balance as of 6/30/24	$2,069,292
Purchases	—
Change in unrealized gain/(loss)	—
Balance as of 12/31/24	$2,069,292

Notes to Financial Statements (unaudited) (continued)

Under procedures approved by the Board of Directors, the Advisor provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Advisor convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when determining a fair value. The Advisor may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discount may be applied due to the nature or duration of any restrictions on the disposition of investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Advisor employs various methods for calibrating these valuation approaches including a regular view of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

The Fund adopted policies to comply with Rule 2a-5 under the 1940 Act, which establishes a regulatory framework for registered investment company fair valuation practices. The Fund’s fair value policies and procedures and valuation practices were updated prior to the rule’s required compliance date of September 8, 2022. Under Rule 2a-5, the Fund’s Board of Directors designated the Advisor as the Fund’s “Valuation Designee” to make fair value determinations.

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex- dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Discounts and premiums on debt securities purchased are amortized over the life of the respective securities. It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency. Withholding on foreign taxes have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into

Notes to Financial Statements (unaudited) (continued)

U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodian, Fifth Third Bank N.A. The Fund also transacts with other brokers. The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf. The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal income or excise tax provision is required.

The Fund has adopted a June 30 year-end for federal income tax purposes.

Distributions to Stockholders

Under a managed distribution policy (the “Policy”), for the six months ended December 31, 2024, the Fund paid distributions to stockholders at an annual rate set at 15% of the Fund’s NAV on June 30, 2024. Distributions under the Policy may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. The Board suspended the Policy in August 2023 and reinstated the managed distribution plan effective November 22, 2023.

In November 2023, the Board of Directors of the Fund amended the Policy to maintain the 15% annual rate of distribution, payable quarterly, semi-annually or annually to be reviewed by the Board each quarter. The purpose of the modification is to allow the Fund

Notes to Financial Statements (unaudited) (continued)

to maintain its 15% annual distribution of NAV but provide flexibility in determining the timing of those distributions in order to account for required year-end regulatory distributions of capital gains necessary to maintain the Fund’s status as a “regulated investment company.” The Fund cannot predict what effect, if any, the Policy will have on the market price of its shares or whether such market price will reflect a greater or lesser discount to net asset value as compared to the period prior to Board’s amendment of the Policy or before its adoption.

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. For the six months ended December 31, 2024, a distribution from return of capital of $0.23250 per share was declared on December 20, 2024. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which the amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Derivatives Risk Management Program

The Fund adopted policies and procedures to comply with Rule 18f-4 under the 1940 Act, which limits the amount of derivatives a fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and when applicable, appoint a derivatives risk manager.

NOTE 3. RESTRICTED SECURITIES OWNED

Investments in securities include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds, $140,000 purchased for $52,850 on February 15, 1995 and $25,000 purchased for $10,188 on April 27, 1995, that are currently segregated and restricted from transfer. The bonds were listed on the New York Stock Exchange (“NYSE”) and had been trading in default since 1960. A “regulatory halt” on trading was imposed by the NYSE in July 1995 and trading in the bonds was suspended as of December 28, 2006. The NYSE has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue. As of December 31, 2024, the position was valued at $0 under procedures approved by the Board of Directors.

Investments in securities also include 700 shares of Cuban Electric Company, 482 shares purchased for $4,005 on September 30, 2005 and 218 shares purchased for $1,812 on September 30, 2005, which are currently segregated and restricted from transfer. As of December 31, 2024, the position was valued at $0 under procedures approved by the Board of Directors.

Investments in securities also include 170,000 shares of Evermore Bank purchased for $2,040,000 on June 21, 2024, which are currently segregated and restricted from transfer.

Notes to Financial Statements (unaudited) (continued)

As of December 31, 2024, the position was valued at $2,040,000 under procedures approved by the Board of Directors.

NOTE 4. TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Transactions with Affiliates

HERZFELD / CUBA (the “Advisor”), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund’s average daily net assets. Total fees for the six months ended December 31, 2024, amounted to $377,696, before the waiver described below. Mr. Thomas J. Herzfeld is the owner of the Advisor.

The Advisor has agreed to voluntarily waive its management fee by ten basis points, in support of the Fund’s initiative to attempt to reduce the stock price discount to NAV. Effective November 22, 2023, the Advisor has further agreed to voluntarily waive its management fee on the Fund’s net assets in excess of $30 million by an additional ten (10) basis points. Accordingly, the Advisor’s management fee after the voluntary waivers is (i) 1.35% of the Fund’s assets up to and including $30 million and (ii) 1.25% of the Fund’s assets in excess of $30 million. For the six months ended December 31, 2024, the Advisor waived fees in the amount of $37,015 . On December 31, 2024, the Fund owed the Advisor $58,268 .

TMorgan Advisers, LLC (“TMA”) has been engaged by the Advisor to provide, among other things, certain compliance and operational support services with respect to the Fund, including the services of Mr. Thomas K. Morgan as the Fund’s chief compliance officer. The fees charged by TMA for services to the Fund are billed directly to the Fund by TMA. Mr. Morgan is also an employee and officer of the Advisor. Compensation related to services provided to the Advisor by Mr. Morgan are paid directly by the Advisor in the form of wages. For the six months ended December 31, 2024, the total compliance and operational support services fees paid or payable by the Fund to TMA amounted to $40,414 .

Other Service Providers

Under a Master Services Agreement between Ultimus Fund Solutions, LLC (“Ultimus”) and the Fund, Ultimus is responsible for fund administration, including generally managing the administrative affairs of the Fund, and supervising the preparation of reports to stockholders, reports to and filings with the SEC and materials for meetings of the Board. Ultimus is also responsible for fund accounting, including calculating the net asset value per share and maintaining the financial books and records of the Fund. Ultimus also serves as the transfer agent and provides shareholder services to the Fund. The Master Services Agreement permits Ultimus to subcontract for the provision of services it has contracted for under the Master Services Agreement, and Ultimus has subcontracted transfer agency services to Equiniti Trust Company, LLC. Ultimus is entitled to receive a fee in accordance with the agreement and was paid $38,312 for the six months ended December 31, 2024.

Notes to Financial Statements (unaudited) (continued)

The Fund has entered into an agreement with Fifth Third Bank N.A. to serve as the custodian for the Fund’s assets.

NOTE 5. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2024, purchases and sales of investment securities were $2,675,259 and $5,741,205, respectively.

NOTE 6. INCOME TAX INFORMATION

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $221,342 due to wash sale adjustments, passive foreign investment companies and book-to-tax adjustments to partnership investment. As of December 31, 2024, gross unrealized gains were $20,795,966 and gross unrealized losses were $(3,849,295) for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2024, result from differences between book and tax accounting for the characterization of foreign currency losses, partnership adjustments, and the reclassification of the Fund’s net investment loss for tax purposes. Such amounts have been reclassified as follows:

	Total Distributable Earnings	Additional Paid in Capital
Year ended June 30, 2024	$354,093	$(354,093)

Post-October capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of June 30, 2024, the Fund had Post-October capital losses of $38,270.

As of June 30, 2024, the Fund had $257,898 of qualified late-year ordinary losses, which are deferred until fiscal year 2024 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states and foreign jurisdictions. Generally the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2021. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.

De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.

Notes to Financial Statements (unaudited) (continued)

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses. There were none for the fiscal year ended June 30, 2024.

The tax character of distributions paid to stockholders during the years ended June 30, 2024 and June 30, 2023 were as follows: ordinary income of $0 and $0, respectively, long-term capital gains of $1,896,602 and $714,706, respectively, and a return of capital of $4,479,318 and $3,893,734, respectively.

NOTE 7. CAPITAL SHARE TRANSACTIONS

Shares of Common Stock

The Fund has 100,000,000 shares of common stock authorized and 15,720,897 issued and outstanding as of December 31, 2024. Transactions in common stock for the six months ended December 31, 2024, were as follows:

Shares at beginning of period	15,814,233
Proceeds from rights offering	—
Shares issued in revinvestment of dividends and distributions	734,080
Shares repurchased	(827,416)
Shares at end of period	15,720,897

2024 Shelf Registration

The Fund has incurred approximately $70,831 of offering costs in association with a shelf registration, which will be recorded as deferred offering costs and will be amortized over the life of the shelf registration if and when new shares are issued. As of December 31, 2024, $70,831 is categorized as deferred offering costs (shelf) on the Statement of Assets and Liabilities. As of December 31, 2024, $0 has been amortized.

2024 Tender Offer

The Fund’s Board of Directors determined to commence an offer to purchase up to 5%, or 827,416 shares of the Fund’s issued and outstanding common stock. The offer was a cash offer at a price equal to 97.5% of the Fund’s net asset value per share (“NAV”) as of the close of ordinary trading on the NASDAQ Capital Market on November 15, 2024. As a result of the tender offer 827,416 shares were purchased.

The Fund’s Board of Directors determined to commence an offer to purchase up to 10%, or 1,681,477 shares of the Fund’s issued and outstanding common stock. The offer was a cash offer at a price equal to 97.5% of the Fund’s net asset value per share (“NAV”) as of the close of ordinary trading on the NASDAQ Capital Market on March 19, 2024. As a result of the tender offer which closed on March 19, 2024, 1,681,477 shares were purchased.

Notes to Financial Statements (unaudited) (continued)

2023 Rights Offering

On December 19, 2023, the Fund issued 9,000,000 shares of common stock in connection with a rights offering. Stockholders of record November 3, 2023 were issued one non-transferable right for every share owned on that date. The rights entitled the stockholders to purchase one new share of common stock for every one right held. In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 200% of the shares offered, or up to an additional 14,301,346 shares of common stock.

The subscription price was equal to 92% of the average volume-weighted closing sales price per share of the Fund’s common stock on the NASDAQ Capital Market on December 13, 2023, and the four preceding trading days. The final subscription price was $2.31 per share. The offering was oversubscribed, and the oversubscription requests exceeded the primary shares available. The Fund issued an additional 25.86% of the number of shares issued in the primary subscription, or 1,849,327 additional shares, for a total issuance of 9,000,000 new shares of common stock. Net proceeds to the Fund were $20,507,085, after deducting rights offering costs of $282,916. The net asset value of the Fund’s common shares was decreased by approximately $1.60 per share, as a result of the share issuance.

2022 Tender Offer

The Fund’s Board of Directors determined to commence an offer to purchase up to 5%, or 338,382 Shares of the Fund’s issued and outstanding Common Stock. The offer was a cash offer at a price equal to 97.5% of the Fund’s net asset value per share (“NAV”) as of the close of ordinary trading on the NASDAQ Capital Market on November 8, 2022. As a result of Tender Offer 338,382 shares were purchased.

2021 Shelf Registration

The Fund incurred approximately $67,342 of offering costs in association with a shelf registration, which was recorded as deferred offering costs and was amortized over the life of the shelf registration as new shares were issued. At the expiration of the offering, $67,342 of offering costs had been amortized.

NOTE 8. INVESTMENT RISKS

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Notes to Financial Statements (unaudited) (continued)

Foreign Economy Risk

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk

Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. Dollar. Changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Because the Fund’s assets are primarily invested in securities of Caribbean Basin Companies, and because some portion of revenues and income may be received in foreign currencies while Fund distributions will be made in dollars, the dollar equivalent of the Fund’s net assets and distributions would be adversely affected by reductions in the value of the foreign currencies relative to the dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. Conversely, when the U.S. Dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. Dollars. This risk, generally known as “currency risk,” means that a strong U.S. Dollar may reduce returns for U.S. investors while a weak U.S. Dollar may increase those returns. The Fund is managed with the assumption that most of its stockholders hold their assets in U.S. Dollars. As a result, and because distributions are made in U.S. Dollars, other non-U.S. investors will be adversely affected by reductions in the value of the U.S. Dollar relative to their home currency.

Notes to Financial Statements (unaudited) (continued)

Geographic Concentration Risk

The Fund may invest from time to time a substantial amount of assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Managed Distribution Policy Risk

Under the Managed Distribution Policy (the “Policy”), the Fund makes one or more distributions to stockholders at a rate set once a year that is a percentage of the Fund’s NAV on a specified date that may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Policy. A return of capital occurs when some or all of the money that stockholders invested in the Fund is paid back to them. A return of capital does not reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a less than opportune time. There is a risk that amendment or termination of the managed distribution plan could have an adverse effect on the market price of the Fund’s shares. The Fund cannot predict what effect, if any, the Policy will have on the market price of its shares or whether such market price will reflect a greater or lesser discount to NAV as compared to prior to the adoption of the Policy.

Market Risk

The value of the securities in which the Fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to coronavirus outbreaks and aggressive measures taken world-wide in response by governments, and by businesses, including changes to operations and reducing staff.

Notes to Financial Statements (unaudited) (continued)

The impact of pandemic risks may last for an extended period of time and result in a substantial economic downturn. Any such impact could adversely affect the Fund’s performance.

NOTE 9. SUBSEQUENT EVENTS

Management has evaluated the impact of subsequent events on the Fund, through the date the financial statements were issued, and has determined that there were no subsequent events that required disclosure in the financial statements, except as follows:

On February 27, 2025, the Board of Directors of the Fund voted unanimously to approve the following changes to the Fund’s investment objective, strategies, name and ticker symbol and a new investment management agreement, subject to stockholder approval:

1)

That the Fund’s investment strategy and objective be amended and restated so that the Fund’s primary objective is to generate risk adjusted total returns, with a secondary objective to generate high current income, by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Fund may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with the Fund’s investment objectives.

2)	That the Fund’s name be changed to “Herzfeld Credit Income Fund”.

3)	That the Fund obtain a new ticker symbol for the Fund as the Advisor shall deem appropriate to identity the shares of common stock of the Fund on the NASDAQ Capital Market.

4)

That the Fund enter into a revised and restated investment management agreement with Thomas J. Herzfeld Advisors, Inc. (the “Advisor”), which materially modifies the fee structure applicable to the services provided by the Advisor to the Fund.

Under the current investment management agreement between the Fund and the Advisor, the fees charged to the Fund are based upon the net asset value of the Fund as at the end of each month at a rate of 1.45% of NAV. The Advisor has voluntarily waived its management fee for a period ending June 30, 2025 to 1.35% with respect to NAV under $30,000,000, and an additional 10 basis points (or 1.25%) for assets $30,000,000 and above.

Under the revised and restated investment management agreement, the fees to be charged to the Fund for investment advisory services will consist of two components: a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”). The Base Management Fee is calculated and payable quarterly in arrears and equals an annual rate of 1.25% of the Fund’s Managed Assets. “Managed Assets” means the gross assets of the Fund, less its liabilities incurred for purposes other than investment (i.e., borrowings for investment purposes, whether via a borrowing facility or the issuance

Notes to Financial Statements (unaudited) (continued)

of senior securities, are included in Managed Assets). The Base Management Fee is calculated before the determination of any Incentive Fee for the quarter. The Incentive Fee is calculated and payable quarterly in arrears and equals 10% of the Fund’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle”, and a “catch up” feature. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from an investment) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses payable under any administration agreement and any interest expense and/or dividends paid on any issued and outstanding debt or senior securities but excluding the Incentive Fee). Pre-Incentive Fee Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash, as well as any such amounts received (or accrued) in kind. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses, and no incentive fees are payable in respect of any capital gains and no incentive fees are reduced in respect of any capital losses. In calculating the Incentive Fee for any given calendar quarter, Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Fund’s NAV at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 2.25% per quarter (9% annualized) (the “Hurdle Rate”). For such purposes, the Fund’s quarterly rate of return is determined by dividing its Pre-Incentive Fee Net Investment Income by its reported NAV as of the prior period end. The Incentive Fee with respect to the Company’s Pre-Incentive Fee Net Investment Income in each calendar quarter is calculated as follows:

a.	no Incentive Fee in any calendar quarter in which Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 2.25% of NAV (9% annualized);

b.

100% of the Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.5% of NAV in any calendar quarter (10.0% annualized). The Fund refers to this portion of the Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.5% of NAV) as the “catch-up”. The “catch-up” is meant to provide the Advisor with 10% of Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds 2.5% of NAV in any calendar quarter; and

c.

10.0% of that portion of the Fund’s Pre-Incentive Fee net investment income, if any, with respect to which the rate of return exceeds 2.5% in such quarter (10.0% annualized) is payable to the Advisor (that is, once the Hurdle is reached and the catch-up is achieved, 10% of all Pre-Incentive Fee Net Investment income thereafter is due to the Advisor.

There will be no accumulation of amounts on the Hurdle Rate from quarter to quarter, no claw back of amounts previously paid if the rate of return in any subsequent

Notes to Financial Statements (unaudited) (continued)

quarter is below the Hurdle Rate and no delay of payment if the rate of return in any prior quarters was below the Hurdle Rate. Incentive Fees will be adjusted for any share issuances or repurchases during the calendar quarter, and any partial quarter Incentive Ree will be prorated based on the number of days in such quarter.

The specific changes to the Fund’s investment strategy, policies and objectives, together with the terms of the revised and restated advisory agreement shall be contained in the proxy materials to be provided to stockholders in connection with a special meeting to be called for that purpose.

This information in this note 9 is not intended to, and does not solicit a proxy from any stockholder of the Fund. The solicitation of proxies to effect these changes will only be made by a definitive proxy statement.

This information in this note 9 references a proxy statement, to be filed by the Fund. The proxy statement has yet to be filed with the SEC. After the proxy statement is filed with the SEC, it may be amended or withdrawn. The Fund and its directors, officers and employees, and the Advisor, its owners, officers and employees and other persons may be deemed to be participants in the solicitation of proxies with respect to the proposed changes. Investors and Stockholders may obtain more detailed information regarding the direct and indirect interests of the Fund’s directors, officers and employees, and the Advisor BlackRock and its shareholders, officers and employees and other persons by reading the Proxy Statement when it is filed with the SEC. INVESTORS AND STOCKHOLDERS OF THE FUND ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSAL. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY. THE PROXY STATEMENT WILL CONTAIN INFORMATION WITH RESPECT TO THE INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES, RISKS, CHARGES AND EXPENSES OF THE FUND. The Stockholders may obtain free copies (when it becomes available) of the proxy statement and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, free copies (when it becomes available) of the Proxy Statement and other documents filed with the SEC may also be obtained by directing a request to the Advisor at (800) 854-3863.

Section 19(a) Notices (unaudited)

The Herzfeld Caribbean Basin Fund, Inc.’s (CUBA) (the “Fund”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

	Currency Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date (a)
Net Investment Income	$0.00	0%	$0.00	0%
Net Realized Short-Term Capital Gains	$0.00	0%	$0.00	0%
Net Realized Long-Term Capital Gains	$0.00	0%	$0.00	0%
Return of Capital (b)	$0.2325	100%	$0.2325	100%
Total (per common share)	$0.2325	100%	$0.2325	100%

(a)	For the six months ended December 31, 2024.

(b)

The Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund are returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Fund, are available on the Fund’s website http://www.herzfeld.com/cuba.

Results of November 15, 2024 Stockholders Meeting (unaudited)

The annual meeting of stockholders of the Fund was held on November 15, 2024. At the meeting, two nominees for Board of Directors posts were elected, as follows:

	Votes For	Votes Withheld or Against
Cecilia L. Gondor	11,515,227	1,711,013
Kay W. Tatum	11,509,486	1,716,754

Quarterly Portfolio Reports (unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s complete schedule of portfolio holdings are on the Fund’s Form N-PORT reports available on the SEC’s website at http://www.sec.gov or on the Fund’s website at http://www.herzfeld.com/cuba.

Proxy Voting Policies and Procedures (unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, and a description of the Fund’s policies and procedures used to determine how to vote proxies relating to its portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

Privacy Policy (unaudited)

We consider customer privacy to be an essential part of our investor relationships and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ non-public personal information. We have developed policies that are designed to protect this confidentiality, while permitting stockholder needs to be served.

Obtaining Personal Information

While providing stockholders with products and services, we, and certain service providers, such as the Fund’s Transfer Agents and/or Administrators, may obtain non-public personal information about stockholders, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) stockholder transactions, (iv) a stockholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from stockholders may include the stockholder’s name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the stockholder’s personal bank account information and/or email address if the stockholder has provided that information, as well as the stockholder’s transaction and account history with the Fund.

Respecting Your Privacy

We do not disclose any non-public personal information provided by stockholders or gathered by us to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining stockholder accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. In many instances, the stockholders will be clients of a third party, but we may also provide a stockholder’s personal and account information to the stockholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to report or disclose personal or account information to third parties in circumstances where we believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by the Fund’s Investment Advisor. In addition, we may disclose information about a stockholder or a stockholder’s accounts to a third party at the stockholder’s request or with the consent of the stockholder.

Procedures to Safeguard Private Information

We are committed to our obligation to safeguard stockholder non-public personal information. In addition to this policy, we have implemented procedures that are designed to limit access to a stockholder’s non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining

Privacy Policy (unaudited) (continued)

stockholder accounts or otherwise providing services the stockholder requested. Physical, electronic and procedural safeguards are in place to guard a stockholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Fund, the Investment Advisor or their service providers may use a variety of technologies to collect information that helps the Fund, the Investment Advisor and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund’s or the Investment Advisor’s and/ or their service providers’ website, the Fund or the Investment Advisor, their service providers, or third party firms engaged by the Fund or the Investment Advisor and/or their service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund and the Investment Advisor do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, we may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Dividend Reinvestment Plan (unaudited)

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.

Equiniti Trust Company, LLC (the “Agent”) will act as agent for each Participant. The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered.

2.

CASH OPTION. Pursuant to the Fund’s Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash (“Distributions”) will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.

MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4.

MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all Common Stock purchased by the Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts

Dividend Reinvestment Plan (unaudited) (continued)

to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants’ funds to be used for open- market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

5.

The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.

Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable. The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee. The Agent will not send a Participant stock certificates for shares unless a Participant so requests in writing or unless a Participant’s account is terminated as stated below. The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

7.

There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts. The Agent may, however, charge Participants for extra services performed at their request. The Plan may be amended in the future to impose a service charge. In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence. In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

Dividend Reinvestment Plan (unaudited) (continued)

8.

The Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of Common Stock must be put into the same name and address if all of them are to be covered by one account. Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.

The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

10.

Each registered Participant may terminate his or her account under the Plan by calling the Agent at (877) 283-0317. Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to

Dividend Reinvestment Plan (unaudited) (continued)

deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.

These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland.

Dividend Reinvestment Plan Terms are as of December 13, 2019.

Discussion Regarding the Approval of the Investment Advisory Agreement (unaudited)

The Fund’s Board of Directors (the “Board”), including a majority of those directors who are not “interested persons” as such term is defined in the 1940 Act (“Independent Directors”), unanimously approved the continuance of the investment advisory agreement between the Fund and the Advisor (the “Advisory Agreement”) at a meeting held on August 15, 2024.

In connection with its approval of the continuance of the Advisory Agreement, the Independent Directors noted that they were provided with written materials provided by the Advisor and by the Fund’s legal counsel including (i) a memorandum from the Fund’s legal counsel regarding the Directors’ responsibilities in evaluating and approving the Advisory Agreement, (ii) responses from the Advisor containing detailed information about the Advisor’s services to the Fund, Fund performance, allocation of Fund transactions, compliance and administration information, and the compensation received by the Advisor from the Fund; (iii) a copy of the Advisory Agreement between the Fund and the Advisor; (iv) the Advisor’s Form ADV Parts 1A and 2A; (v) unaudited financial statements for the Advisor for the year-ended December 31, 2023 and unaudited financial statements for the six months ended June 30, 2024; (vi) comparative performance data for the Fund relative to peer funds (foreign equity funds including emerging market and Latin American regional and single country funds) for the six-month and the twelve-month periods ended June 30, 2024 and (vii) comparative statistics and expense ratios and fee data for the Fund relative to foreign equity closed-end peer funds.

During its deliberations on whether to approve the continuance of the Advisory Agreement, the Board considered many factors. The Board considered the nature, extent and quality of the services to be provided by the Advisor and determined that such services continue to meet the needs of the Fund and its stockholders. The Board reviewed the services provided to the Fund by the Advisor as compared to services provided by other advisers that manage investment companies with investment objectives, strategies and policies similar to those of the Fund, the Advisor’s history and experience providing investment services to the Fund, and its knowledge of the closed-end fund industry. The Board concluded that the nature, extent and quality of the services provided by the Advisor were appropriate and consistent with the terms of the Advisory Agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services. The Board also concluded that the Advisor had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated an ability to retain qualified personnel.

Both at the meeting and on an ongoing basis throughout the year, the Board considered and evaluated the investment performance of the Fund and reviewed the Fund’s performance relative to other investment companies and funds investing in emerging markets, Latin America, and foreign issuers. The Board considered performance of the Fund, noting that the Fund’s net asset value performance was reasonable compared to funds used in the comparative data for the six-month and twelve-month periods ended June 30, 2024, but noted that there were no other funds focused on the Caribbean Basin region. The Board concluded that the performance of the Fund was within an acceptable range of performance relative to other funds used in the comparisons.

Discussion Regarding the Approval of the Investment Advisory Agreement (unaudited) (continued)

The Board considered the costs of the services provided by the Advisor, the compensation and benefits received by the Advisor as a result of providing services to the Fund, as well as the Advisor’s profitability. The Board considered the advisory fees paid to the Advisor by the Fund and relevant comparable fee data and statistics of Latin American-specialist and small foreign equity funds. The Board noted that there are no funds with which to make a direct comparison because of the Fund’s unique strategy. The Board also noted that the Fund is smaller than many Latin American regional funds, and therefore its total expense ratio is higher than funds presented in the comparison. The Board further discussed the services provided by the Advisor and concluded that the advisory services performed were satisfactory and that the fee charged was reasonable and not excessive. The Board concluded that the Advisor’s fees and profits derived from its relationship with the Fund in light of its expenses, were reasonable in relation to the nature, quality and extent of the services provided, taking into account the fees charged by other advisers for managing comparable funds.

The Board also considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of stockholders. The Board recognized that because of the closed-end structure of the Fund, this particular factor is less relevant to the Fund than it would typically be to an open-end fund. The Board also discussed the Advisor’s fee waiver in connection with the recent rights offering. The Board discussed that the potential for the Fund to achieve economies of scale was limited because the Fund is a closed-end fund.

The Board also considered in its deliberations the Advisor’s services and performance as discussed during regular Board meetings held throughout the year, including the Board’s discussion of the Fund’s investment objective, long-term performance, investment style and process. The Board noted the high level of diligence with which it reviews and evaluates the Advisor throughout the year and the extensive information provided with respect to the Advisor’s performance and the Fund’s expenses on a quarterly basis. The Board also considered whether any events occurred or whether additional information or data was necessary for their review that would constitute a reason not to renew the Agreement and concluded there were not.

After further consideration of the factors discussed above and information presented at the meeting and at previous meetings of the Board, the Board, and the Independent Directors, determined to continue the Advisory Agreement for an additional one-year period. In arriving at its decision, the Board and the Independent Directors did not identify any single matter, factor or consideration as controlling.

Officers and Directors

Officers

ERIK M. HERZFELD
President

THOMAS K. MORGAN
Chief Compliance Officer and
Assistant Secretary

ALICE H. THAM
Secretary

ZACHARY P. RICHMOND
Treasurer

Directors

JOHN A. GELETY
Independent Director

CECILIA L. GONDOR
Independent Director and Chairperson

Brigitta Herzfeld
Interested Director

THOMAS J. HERZFELD
Chairman Emeritus

ANN S. LIEFF
Independent Director

KAY W. TATUM, Ph.D.
Independent Director

Portfolio Managers

ERIK M. HERZFELD
Portfolio Manager

RYAN M. PAYLOR
Portfolio Manager

THE HERZFELD CARIBBEAN BASIN FUND, INC.

119 Washington Avenue
Suite 504
Miami Beach, FL 33139

Herzfeld-SAR-24

(b)	Not Applicable

Item 2. Code of Ethics.

Not applicable – disclosed with annual report

Item 3. Audit Committee Financial Expert.

Not applicable – disclosed with annual report

Item 4. Principal Accountant Fees and Services.

Not applicable – disclosed with annual report

Item 5. Audit Committee of Listed Registrants.

Not applicable – disclosed with annual report

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Statement Regarding Basis for Approval of Investment Advisory Contract is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable – disclosed with annual report

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable – disclosed with annual report

(b) As of this reporting period end there have been no changes to any of the Portfolio Managers since the registrant’s previous from N-CSR filing.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs*
Month #1 (beginning July 1, 2024 and ending July 31, 2024)	n/a	n/a	n/a	n/a
Month #2 (beginning August 1, 2024 and ending August 31, 2024)	n/a	n/a	n/a	n/a
Month #3 (beginning September 1, 2024 and ending September 30, 2024)	n/a	n/a	n/a	827,416
Month #4 (beginning October 1, 2024 and ending October 31, 2024)	827,416*	$3.23	827,416*	0
Month #5 (beginning November 1, 2024 and ending November 30, 2024)	n/a	n/a	n/a	n/a
Month #6 (beginning December 1, 2024 and ending December 31, 2024)	n/a	n/a	n/a	n/a
Total	827,416	$3.23	827,416	827,416

*	The Registrant has adopted a self-tender policy pursuant to which the Registrant has undertaken to conduct a tender offer within ninety (90) days after a fiscal year-end (June 30th) of 5% of outstanding shares of the Fund at 97.5% of NAV if the average discount was greater than 5% for the fiscal year just ended.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)  Not applicable – disclosed with annual report

(a)(2) Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(1) Not applicable.

(2) Change in the registrant’s independent public accountants: Not applicable.

(a)(3) Not applicable.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President and Principal Executive Officer
Date: March 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Erik M. Herzfeld
Erik M. Herzfeld
President and Principal Executive Officer
Date: March 3, 2025

By	/s/ Zachary P. Richmond
Zachary P. Richmond
Treasurer and Principal Financial Officer
Date: March 3, 2025